United States
                 Securities and Exchange Commission
                       Washington D.C. 20549

                             Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report(Date of the earliest event reported)


                              July 29, 2005
                              _____________


                           THE STEPHAN CO.
        (Exact name of registrant as specified in its charter)


     Florida                1-4436                59-676812
 (State or other       (Commission File       (I.R.S. Employer
 jurisdiction of           Number)         Identification Number)
  incorporation)

                1850 W. McNab Road
             Fort Lauderdale, Florida                    33309
    (Address of principal executive offices)           (Zip Code)

                          (954) 971-0600
        (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 1.01  Entry into a Material Definitive Agreement.

     On August 1, 2005, the Registrant ("TSC") entered into a Brand License Agreement with The Quantum Beauty Company Limited ("QBC" or the "Licensor") for the exclusive rights to manufacture, market and distribute the "Lee Stafford" brand of hair care products in the Western Hemisphere (the "License Agreement"). The initial term of the License Agreement is 5 years, with a minimum 5 year renewal at the Licensor's option. TSC is subject to certain requirements, including satisfactory compliance with manufacturing and quality standards, reporting timeframes, payment of royalties, minimum marketing, advertising and promotional expenditures as well as targeted sales goals increasing on an annual basis.

A copy of the License Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 (d)  On July 29, 2005, William M. Gross, an attorney and Certified
Public Accountant, was appointed to serve on TSC's Board of Directors. Mr. Gross has been certified by the Florida Bar as Authorized House Counsel for TSC since January 1997. Mr. Gross was employed by the Internal Revenue Service from 1963 to 1986, where he served as Senior Trial Attorney in the Manhattan office of the Chief Counsel representing the Commissioner of Internal Revenue in civil litigation before The United States Tax Court.
In addition to his appointment as a member of the Board, Mr. Gross was also appointed to serve as the Audit Committee Chairman.

ITEM 7.01.  Regulation FD Disclosure.

     On August 3, 2005, the Company issued a press release announcing the terms of the License Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

     On August 3, 2005, the Company issued a press release announcing the changes in the Board membership. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit
Number      Description

99.1	License Agreement between The Quantum Beauty Company
Limited and The Stephan Co.

99.2	The Stephan Co. Press Release dated August 3, 2005,
announcing the terms of the License Agreement.

99.3	The Stephan Co. Press Release dated August 3, 2005,
announcing the changes in the Board membership.



                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on August 4, 2005.



The Stephan Co.

By:


/s/ David Spiegel
__________________________
David Spiegel
Chief Financial Officer